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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-K
                              ____________________

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 7, 2005
                               (FEBRUARY 1, 2005)
                              ____________________

                                    KFX INC.
                                    --------
               (Exact Name of Registrant as Specified in Charter)
                              ____________________

         DELAWARE                                                84-1079971
(State or Other Jurisdiction                                    (IRS Employer
     of Incorporation)                                       Identification No.)

                                   001-14176
                            (Commission File Number)


55 MADISON STREET, SUITE 745, DENVER, COLORADO                     80206
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (303) 293-2992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         See disclosure in Item 5.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            On February 1, 2005, C. Scott Hobbs resigned as our President and Chief Operating Officer. At February 1, 2005, Mr. Hobbs held (i) options to purchase 100,000 shares of common stock at $7.75 per share under our 1996 Stock Option and Incentive Plan, 20,000 of which were fully vested, and (ii) options to purchase 500,000 shares of our common stock at $7.75 per share under our 2002 Stock Option and Incentive Plan, 100,000 of which were fully vested. In recognition of Mr. Hobbs contributions to our company, our Compensation Committee approved the extension of the exercise period of the vested portions of such options for a period of three months from the effective date of Mr. Hobbs last day of employment.

            On February 1, 2005, our Compensation Committee and Board of Directors appointed Mr. Robert I. Hanfling as our President and Chief Operating Officer. Mr. Hanfling, a chemical and nuclear engineer, began his energy career in the 1960s as a plant and operations manager for United Nuclear Corporation. He served as COO of a nuclear power plant refueling company in the 1970s. His government experience includes senior positions in the Department of Energy and its predecessor agency, the Federal Energy Administration, in the Ford and Carter administrations. After leaving the federal government and up to the present, Mr. Hanfling has served as an independent business consultant and corporate manager. Many of his assignments were with energy and technology companies, including as a Senior Consultant to Charles River Associates. In the 1990s, he served on the Secretary of Energy Advisory Board for eight years under three DOE secretaries, and was Chairman of the Board for four of those years. Mr. Hanfling obtained a B.ChE. in 1959 from Rensselaer Polytechnic Instutute, a Master's in Nuclear Engineering in 1961 from West Virginia University and an M.B.A. with a concentration in International Trade from The City University of New York in 1965. We issued a press release on February 2, 2005, regarding these matters, which is furnished as Exhibit 99.1 to this report.

            Mr. Hanfling, who is 66, is not related to any of our directors or executive officers and has no relationships or transactions with our company outside the context of his employment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)  Exhibits

                  99.1 Press Release dated February 2, 2005 announcing the appointment of Mr. Hanfling.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  KFX INC.


                                  By: /S/ MATTHEW V. ELLEDGE
                                      ------------------------------------------
                                      Matthew V. Elledge
Date: February 7, 2005                Vice President and Chief Financial Officer